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                                   EXHIBIT 23.1



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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference, in this Registration Statement on
Form S-8 (File No. 33-         ) of our report, dated January 26, 1995, on our
audits of the consolidated financial statements and financial statement schedules of Albany International Corp. Incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 1994.







COOPERS & LYBRAND L.L.P.
Albany, New York
June 30, 1995